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                                                                  Exhibit 10.27

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT dated December 17, 1996, by and between BRIM INC., an Oregon corporation, with its principal offices at 305 N.E. 102nd, Portland, Oregon 97220, hereinafter called LESSOR, and ENCORE SENIOR LIVING, LLC, a Delaware limited liability company, with its principle offices at 305 N.E. 102nd, Portland, Oregon 97220, hereinafter called LESSEE.

                                   WITNESSETH:

         The Lessor hereby leases to the Lessee and Lessee hereby leases from the Lessor, the following described property (the "Premises") to wit:

         Office space located at 305 NE 102nd, City of Portland, State of Oregon, upon the property (the "Building") described as Lots 14 and 15 Hudson Acres, County of Multnomah, State of Oregon comprised of an aggregate of 7,174 square feet (exclusive of staircases, elevators, bathrooms, common circulation space and conference rooms), approximately 2,980 square feet of which is located on the second floor and 3,164 square feet of which is located an the third floor, all as shown more fully on Exhibit A. In addition, the Premises shall include the non-exclusive right to use the following common areas within the Building: common circulation space, including circular stairs, facsimile and copy rooms and conference rooms (the "Common Areas"). The total square footage of the Common Areas is 4,924 square feet, 24% of which or 1,030 square feet of which shall be allocated to Lessee as follows:

         Circulation Space                       534 square feet

         Facsimile and Copy Rooms                106 square feet

         Conference rooms                        390 square feet

         Further, Lessee shall have the right to use 20% of the space in the basement of the Building for archive storage purposes and the same shall be deemed be a portion of the Premises leased hereunder.

                                    AGREEMENT

1. TERM. Subject to the extension options provided for in Paragraph 32, Lessee shall have and to hold the above described Premises for a term of twenty-seven
(27) months commencing on the consummation of the merger of Brim Senior Living,("BSL") and Lessee (the "Commencement Date"). Lessor and Lessee will execute and attach herein as Exhibit B a written confirmation of the Commencement Date.





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2. MAINTENANCE, USE AND POSSESSION. Lessee, or any of its affiliated companies, shall use the Premises for general office purposes and for no other purpose without prior written consent of Lessor. Lessee, at the expiration of the Term, shall deliver the Premises in good repair and condition, with the exception of damages beyond the control of Lessee, reasonable use, and ordinary wear and tear. Lessee shall not unreasonably annoy, obstruct, or interfere with the rights of other tenants in the Building and shall not use Premises for any unlawful purpose or so as to constitute a nuisance. During the term hereof, in order to facilitate Lessee's use of the Premises for the purpose stated herein, Lessor shall, at Lessor's expense, maintain in good condition and repair the exterior of the Building, including the windows, parking lot, landscaping, and the interior of the Building, including the common areas, systems, the lobby, the elevators and the stairways. Notwithstanding the foregoing, subject to the provisions of Paragraph 21, Lessee shall reimburse Lessor for all costs and expenses for maintenance and repairs incurred by Lessor as a result of Lessee's negligence or intentional misconduct.

3. RENT. Lessee hereby covenants and agrees to pay Lessor, without any demand, offset, deduction or counterclaim whatsoever, a monthly rent of $9,565 for the term of the lease. Monthly rent shall be paid on the first day of each and every calendar month.

         Rent not paid within 20 days of due date shall bear interest at the rate of 9% per annum from the due date until paid. Lessor may at its option impose a late charge of five percent (5%) of the amount due for rent payments made more than 20 days late in lieu of interest for the first month of delinquency, without waiving any other remedies available for default. Failure to impose a late charge shall not be a waiver of Lessee's right hereunder.

         Monthly rental shall remain fixed regardless of minor discrepancies in square footage.

4. NOTICES. For the purpose of notice or demand, the respective parties shall be served by personal delivery or by certified mail, return receipt requested, addressed to the Lessee at its principal office address, 305 N.E. 102nd, Portland, Oregon 97220, and to the Lessor at its mailing address, 305 N.E. 102nd, Portland, Oregon 97220, or to such other addresses as either party may specify by notice to the other. Notice shall be effective when received or when receipt is refused.

5. ORDINANCES AND REGULATIONS. The Lessee hereby covenants and agrees to comply with all applicable laws, ordinances, rules, and regulations of any public authority having jurisdiction over the Premises at Lessee's sole cost and expense, but only insofar as such laws, ordinances, rules and regulations pertain to the manner in which the Lessee shall use the Premises.

6. SIGNS. The Lessee will not place any signs on the exterior of the Building in which the Premises are located without the prior written consent of the Lessor, with the exception that Lessee may add its name in comparable lettering to the front entrance. Lessor will provide a listing for Lessee on the main directory.




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7. UTILITIES AND SERVICES. Lessor agrees, at its expense, to continuously furnish water, sewer, electricity, elevator service, heat and air conditioning customary for building of the same nature, use, class and location as the Building. Janitorial service and trash removal will be provided in accordance with the regular schedule of the Building which may change from time to time. Lessee shall comply with all government laws or regulations regarding the use or reduction of use of utilities on the Premises. Lessee acknowledges and agrees that the building shall be locked between the hours of 6:00 PM and 7:30 AM and that a receptionist shall be on duty in the main lobby during normal business hours of operation Monday through Friday, except holidays, and that the foregoing shall constitute the sole security with respect to the Premises provided by Lessor.

         Interruption of services or utilities shall not be deemed an eviction or disturbance of Lessee's use and possession of the Premises, render Lessor liable to Lessee for damages (other than in the event such interruption is due to the negligence or wilful misconduct of Lessor) or, except as specifically provided herein, relieve Lessee from performance of Lessee's obligations under this Lease. Lessor shall take all reasonable steps to correct any interruptions in services. Lessee shall provide its own protection for power furnished to computers and other equipment. Notwithstanding the foregoing, in the event services or utilities are interrupted for a period of more than three (3) consecutive days, the rent due from Lessee shall be abated in its entirety from and after such three day period unless and until such services are restored.

         Lessor shall further make available to Lessee throughout the Term hereof, the telephone equipment, including the switching systems and telephones, as well as the services of Lessor's receptionist, which is currently located at the Building or such replacement equipment as may be acquired by Lessor at any time during the Term, provided such replacement equipment does not reduce or otherwise adversely affect the telephone service available to Lessee. Lessee shall pay all costs and expenses of telephone services provided to Lessee by third party providers, including all local and long distance calls made by Lessee or its employees and a pro rata share of any service maintenance fees charged to Lessor.

8. EQUIPMENT. Lessee shall install in the Premises only such office and other equipment as is customary and shall not alter the plumbing or wiring of the Premises or Building without prior written approval from the Lessor. Lessor must approve the location of exceptionally heavy articles. All telecommunications equipment, conduit, cables and wiring and any additional air-conditioning requirements because of heat generating equipment or special lighting installed by Lessee shall be installed and operated at Lessee's expense.

9. ALTERATIONS. Except as otherwise provided herein, Lessee shall not make any alterations, additions or improvements to the Premises, change the color of the interior or install any wall or floor covering without Lessor's prior written consent. Lessee shall have the right to make alterations, additions or improvements to the Premises with prior notice to, but without the consent of, Lessor if the cost thereof does not exceed $10,000 in the aggregate and the same do not affect the structure or systems of the Building and/or it is not foreseeable that it would unreasonably interfere with Lessor's occupation, use or enjoyment of the portion of the Building occupied by it. Any such





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improvements, alterations, wiring cables or conduit installed by Lessee shall at once become part of the Premises and belong to Lessor except for removable machinery and unattached movable trade fixtures. Lessor shall have the right to approve the contractor used by Lessee for any work in the Premises. Any such alterations shall be made at such times and in such manner as not to unreasonably interfere with occupation, use and enjoyment of the remainder of the Building by other tenants thereof.

         Lessor may, at its option, condition its consent to any such alteration, additions or improvements on Lessee's agreement to remove the same at the end of the Lease Term and to repair any damage to the Premises caused by such removal.

10. QUIET ENJOYMENT. The Lessor covenants and agrees that Lessee, upon payment of monthly rent, and performing the covenants and other obligations herein, shall and may peaceably and quietly hold and enjoy the said Premises and common areas, including, but not limited to, sidewalks, entrances, exits, lobbies, restrooms and lounges for the term aforesaid. Lessee shall have nonexclusive use of the so called "Garden Room" which is located on the first floor of the Building behind the elevators, the elevators and conference rooms located on the third and fourth floors of the Building. Lessee's access to the Garden Room shall not be subject to any limitations other than general availability, it being understood and agreed that Lessee and Lessor shall each be required to reserve the Garden Room through the Building receptionist no less than eight
(8) hours prior to the anticipated use thereof but shall be permitted to use the Garden Room even if the same has not been reserved so long as it is not otherwise occupied.

11. LESSOR'S RIGHT TO INSPECT AND DISPLAY. Lessor shall have the right at all times during the term of this Lease to enter Premises for the purpose of examining or inspecting same and for making such repairs or alterations as the Lessor shall reasonably deem necessary in order to fulfill its maintenance and repair obligations hereunder. The Lessor shall also have the right to enter the Premises at all reasonable hours for the purpose of showing the Premises to any prospective tenants ninety (90) days prior to the termination of this Lease. Except in case of emergency, Lessee shall be given reasonable advance notice of Lessor's intent to enter Premises and such entry shall be at such times and in such manner as to minimize interference with the reasonable business use of Premises by Lessee.

12.  FIRE AND OTHER DESTRUCTION OF PREMISES.

     A. MAJOR DAMAGE. In the case of major damage to the Building, Lessor may elect to terminate this Lease by notice in writing to Lessee within sixty
     (60) days from the date of such damage. Major damage means damage by fire or other casualty to the Building which will cost more than twenty-five percent (25%) of the pre-damage value of the Building to repair. If this Lease is not terminated following major damage, Lessor shall promptly restore the Premises to the condition existing just prior to the damage subject to Paragraph 12C. Rent shall cease on the date of damage until the date restoration work being performed by Lessor is substantially complete or until the Lessee resumes use and occupancy of the




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     Premises, whichever shall first occur. Notwithstanding the foregoing, the rent shall not abate if such damage is caused by Lessee's negligence or intentional misconduct.

     B. PARTIAL DAMAGE. In the case of any damage that is not major damage, Lessor shall undertake to restore, rebuild or repair the Premises. If such work is not accomplished within sixty (60) days, and such failure does not result from causes beyond the control of Lessor, the Lessee shall have the right to terminate this Lease by written notice to the Lessor within thirty
     (30) days after expiration of said sixty day period. Rent shall be reduced from the date of damage in proportion to the area of the Premises not usable by Lessee. Notwithstanding the foregoing, the rent shall not abate if such damage is caused by Lessee's negligence or intentional misconduct.

     C. LIMITATION OF LESSOR LIABILITY. The Lessor shall not be liable for any inconvenience or interruption of business of the Lessee occasioned by fire or other casualty other than where the same is due to the negligence or wilful misconduct of Lessor. Lessor shall not be obligated to carry fire, casualty or extended damage insurance on the person or property of the Lessee or any person or property which may now or hereafter be placed in the leased Premises.

13. CONDEMNATION. If, during the term of Lease, or any renewal thereof, the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose leased, is condemned by public authority for public use, then in either event, the term hereby granted shall cease and come to an end as of the date of the vesting of title in such public authority or when possession is given to such public authority, whichever event last occurs. Upon such occurrence the rent shall be proportioned as of such date and any prepaid rent shall be returned to the Lessee. Lessor shall be entitled to the entire award for such taking except for any statutory claim of the Lessee for injury, damage or destruction of Lessee's business accomplished by such taking. Notwithstanding the foregoing, Lessee may pursue a separate award to recover the cost of Lessee's moving expenses and improvements to the Premises paid for by Lessee and the loss of any trade fixtures or personal property, provided that such separate award shall not reduce the award or judgement recoverable by Lessor. If a portion of the Premises is taken or condemned by public authority far public use so as not to make the remaining portion of the Premises unusable for the purposes leased, this Lease will not be terminated, but shall continue. In such case, the rent shall be equitably and fairly reduced or abated for the remainder of the term in proportion to the amount of the Premises taken. In no event shall the Lessor be liable to the Lessee for any business interruption diminution in use or for the value of any unexpired term of this Lease.

14. ASSIGNMENT AND SUBLEASE. This Lease shall bind and inure to the benefit of the parties, their respective heirs, successors and assigns, provided that Lessee shall not assign its interest under this Lease or sublet all or any portion of the Premises, other than to an affiliate of Lessee, without first obtaining Lessor's consent in writing. No assignment shall relieve Lessee of its obligation to pay any rent due or perform other obligations required by this Lease unless agreed to in writing by Lessor, and no consent by Lessor to one assignment or subletting shall be a consent


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to any further assignment or subletting. Lessor shall be permitted to grant or to withhold its consent to any assignment or subletting in its sole and absolute discretion. In the event Landlord refuses to consent to an assignment or subletting and as a result a portion of the Premises remains unoccupied for a period of ninety (90) consecutive days, Lessor and Lessee agree to negotiate in good faith with respect to an amendment to the Lease in order to reduce the area which is included in the Premises and the rent due with respect thereto and to document such amendment within thirty (30) days thereafter. For purposes hereof, an assignment of the Lease by operation of law as a result of the merger, consolidation or sale of all or substantially all of the assets or membership interests of Lessee, other than to an affiliate, shall be deemed to be an assignment of this Lease.

         Lessor shall not lease that portion of the Building indicated on Exhibit C, other than to an affiliate of Lessor, without first obtaining Lessee's consent, which consent shall not be unreasonably withheld.

15. SURRENDER AND HOLDOVER. Lessee may hold over at the end of the term without extending the term or renewing the Lease provided that Lessor has not given thirty (30) days prior written notice to Lessee to vacate on the expiration date. Tenancy shall continue on a month to month basis at the same monthly rent in effect at the end of the Lease term and upon the same terms and conditions as herein set forth until terminated by either party by providing thirty (30) days prior written notice to the other party prior to the desired termination date. Acceptance by the Lessor of rent after such termination shall not constitute a renewal of this Lease or a consent to occupancy, except as set forth in this
Section 15, nor shall it waive Lessor's first right of reentry or any other right contained herein.

         On termination of this Lease, Lessee shall deliver all keys to Lessor and surrender the Premises in same condition as at the commencement of the term, subject only to damage beyond control of Lessee and to reasonable wear and tear from ordinary use. Lessee shall remove all of its furnishings and trade fixtures that remain its property and Lessee may dispose of it in any manner without liability. Lessee shall have no obligation to remove any alterations made by Lessee which do not require the consent of Lessor under Section 9 or which have been consented to by Lessor in accordance with Section 9 and where such consent was not specifically conditioned on such removal.

16. SUBORDINATION. Lessee's rights under this Lease are and shall always be subordinate to the operation and effect of any such mortgage, deed of trust, assignment of leases or other security instrument or operating agreement now or hereafter placed by Lessor against or governing the Building or related improvements and land on which the Premises are located or any part thereof. This clause shall be self operative and no further instrument of subordination shall be required. In confirmation thereof, Lessee shall execute such further assurances as may be reasonably required by Lessor or any mortgagee, trustee, beneficiary, or assignee under such mortgage, deed of trust, assignment of leases or other security instrument. The foregoing notwithstanding, any mortgagee, trustee, beneficiary, Lessee or assignee may elect that this Lease shall have priority over its mortgage, deed of trust or other security instrument and upon notification of such election by any such mortgagee or beneficiary to Lessee, this Lease shall be deemed to have priority over said



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mortgage, deed of trust, assignment of leases or other security instrument whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust, assignment of leases or other security instrument. Lessee agrees to execute all instruments reasonably required by any such mortgagee, trustee, beneficiary, or assignee to confirm such priority or subordination, as the case may be. Lessee hereby attorns to any successor to Lessor's interest in this Lease, and shall recognize such successor as Lessor hereunder. Lessee agrees to execute all instruments requested by such successor to confirm such attornment.

17. TRANSFER OF BUILDING. If the Building is sold or otherwise transferred by Lessor or any successor, Lessee shall attorn to the purchaser or transferee and recognize it as the Lessor under this Lease, and, provided the purchaser or transferee assumes all obligations hereunder, the transferor shall have no further liability hereunder.

18. ESTOPPEL CERTIFICATES. Either party, within ten (10) days after notice from the other, will execute, acknowledge and deliver to the other party a certificate certifying whether or not this Lease has been modified and is in full force and effect; whether there are any modifications or alleged breaches by the other party; the dates to which rent has been paid in advance and the amount of any security deposit or prepaid rent; and any other facts that may reasonably be requested. Failure to deliver the certificate within the specified time shall be conclusive upon the party of whom the certificate was requested that the Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. If requested by the holder of any encumbrance, Lessee will agree to give such holder notice of an opportunity to cure any default by Lessor under this Lease.

19. INDEMNIFICATION. Each of Lessee and Lessor (the "Indemnifying Party") shall indemnify, defend and save the other (the "Indemnified Party") harmless from any claim, liability, damage or losses occurring on the Premises arising out of any activity by the Indemnifying Party, its agents, employees, guests or invitees or resulting from the Indemnifying Party's failure to comply with any term of the Lease. Neither Lessor nor its managing agent shall have any liability to Lessee because of loss or damage to Lessee's property or for death or bodily injury caused by the acts or omissions of other tenants of the Building, by third parties (including criminal acts) or because of fire, Acts of God or for any other reason unless caused by the negligence or wilful misconduct of Lessor or any of its agents or employees. If Lessee's use of the Premises results in Lessor's insurance premium for the Building to be increased, Lessee agrees to pay, as Additional Rent, the entire cost of such increase.

20. INSURANCE. Lessee shall carry liability insurance with limits of not less than $1,000,000 combined single limit bodily injury and property damage. Such insurance shall have an endorsement naming Lessor as an additional insured and covering the liability insured under this Paragraph 20 of this Lease. Lessee shall furnish to Lessor a certificate evidencing such insurance which shall state that the coverage shall not be canceled or materially changed without ten
(10) days prior written notice to Lessor. A renewal certificate shall be furnished at least ten (10) days prior to expiration of any policy. Lessor shall carry replacement value property insurance and liability insurance on the



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Building with limits of not less than $1,000,000. Such insurance shall have an endorsement naming Lessee as an additional insured as to the liability insurance. Lessor shall furnish to Lessee a certificate evidencing such insurance which shall state that the coverage shall not be canceled or materially changed without ten (10) days prior written notice to Lessee. A renewal certificate shall be furnished at least ten (10) days prior to expiration of any policy. Should either Lessor or Lessee fail to secure the insurance coverage required by the terms hereof, the other party shall have the right to secure such coverage on behalf and in the name of the defaulting party and upon demand the cost thereof shall be immediately due and payable to the party which secured such coverage.

21. WAIVER OF SUBROGATION. Lessee shall be responsible for insuring its personal property and trade fixtures located on the Premises and any alterations or tenant improvements it has made to the Premises. Subject to each of Landlord and Tenant maintaining the insured required by the terms hereof, Lessor and Lessee hereby waive all rights to recover against each other or against any shareholder, director, officer, employee, agent, customer, or invitee thereof for any loss or damage arising from any cause covered by any insurance proceeds which are actually recovered for such loss or damage. Lessor and Lessee shall cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried pursuant to this Lease. Lessee shall cause all other occupants of the Premises claiming by, though or under lessee to execute and deliver to Lessor a waiver of claims similar to the waiver in this paragraph and to obtain such waiver of subrogation rights endorsements.

22. MAINTENANCE AND REPAIR. Lessor shall, at its expense, make all repairs and replacements to Building and Premises, including the heating and air conditioning system, which are necessary to maintain Building and Premises in safe, dry and tenantable conditions and in reasonably good order and repair. Lessor shall have the right to erect scaffolding and other apparatus necessary for the purpose of making repairs, and, absent Lessor's negligence or wilful misconduct, Lessee shall have no claim against Lessor for any interruption or reduction or services or interference with Lessee's occupancy which lasts for less than three consecutive days, and no such interruption or reduction shall be construed as constructive or other eviction of Lessee but any such interruption or reduction or interference which lasts for more than three consecutive days shall entitle Lessee to an abatement of its rent in its entirety from and after such three day period until such services or occupancy are restored. Repair of damage caused by negligent or intentional acts or breach of this Lease by Lessee, its employees or invitees shall be at Lessee's expense.

         Lessor shall have no liability for failure to perform required maintenance and repair unless written notice of such maintenance or repair is given by Lessee and Lessor fails to commence efforts to remedy the problem in a reasonable time and manner.

23. REGULATIONS. Lessor shall have the right but shall not be obligated to make, revise and enforce regulations or policies consistent with this Lease for the purpose of promoting safety, health (including regulation or prohibition of smoking), order, economy, cleanliness, and good service to all Lessees of the Building. All such regulations and policies shall be complied with as if part of this Lease.



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24. RELOCATION OR EXPANSION OF PREMISES. Lessor and Lessee acknowledge and agree that during the Lease Term it may be necessary for either or both of them to relocate or expand within Building to accommodate changes in space requirements. Lessor and Lessee agree to negotiate in good faith with respect to the terms and conditions on which such expansion/relocation shall occur but neither Lessor nor Lessee shall be in default in the event they are unable to agree upon the terms and conditions thereof unless they have breached the good faith negotiation obligation provided for herein.

25. CONSTRUCTION OF LANGUAGE. The terms Lease, Lease Agreement or Agreement shall be inclusive of each other, and to include renewals, extensions or modifications of the Lease. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular shall be held to include the plural and the plural to include the singular when the sense requires. The paragraph headings and titles are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

26. DEFAULT. If any default made by either party in the performance or compliance with any of the terms or conditions of this Lease is not rectified within thirty (30) days after actual receipt of written notice from the other party, the other party may seek remedies for default under Paragraph 27.

         Any of the following shall constitute a default by Lessee under this
Lease:

                  A. Lessee's failure to pay monthly rent or any other charge under this Lease within thirty (30) days after it is due, or failure to comply with any other team or conditions within thirty (30) days following written notice from Lessor specifying the noncompliance. If such noncompliance cannot be cured within the 30-day period, this provision shall be satisfied if Lessee commences correction within such period and thereafter proceeds in good faith and with reasonable diligence to affect compliance as soon as possible.

                  B. Lessee's insolvency, business failure or assignment for the benefit of its creditors. Lessee's commencement of proceedings under any provision of any bankruptcy or insolvency law or failure to obtain dismissal of any petition filed against it under such laws within the time required to answer, or the appointment of a receiver for Lessee's properties.

                  C. Assignment or subletting by Lessee in violation of Paragraph 14.

                  D. Vacation or abandonment of the Premises without the prior written consent of Lessor or failure to occupy the Premises within twenty (20) days after notice tendering possession.

27. REMEDIES FOR DEFAULT. In the event of default by either party in the performance or compliance with any of the terms or conditions of this Lease that is not rectified as provided for under Paragraph 26, or in the case of default by Lessee under Paragraph 26, either party shall have


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the right to the following remedies which are intended to be cumulative and in addition to any other remedies provided under applicable law.

         A. Either party may at its option terminate this Lease forthwith by notice to the other party of the intent to terminate. With or without termination, Lessor, in the event of a default by Lessee, may retake possession of the Premises and may use or relet the Premises without accepting a surrender or waiving the right to damages. Following such retaking of possession, efforts by Lessor to relet the Premises shall be sufficient if Lessor follows its usual procedures for finding tenants for the space at rates not less than the current rates for other comparable space in the Building. If Lessor has other vacant space in the Building, prospective tenants may be placed in such other space without prejudice to Lessor's claim to damages or loss of rentals from Lessee.

         B. Either party may recover all damages caused by the other party's default and may sue periodically to recover damages as they occur through the Lease term. No action for accrued damages shall bar a later action for damages subsequently accruing.

         C. Either party may make any payment or perform any obligation which the other party has failed to perform, in which case the damaged party shall be entitled to recover from the other party upon demand all amounts so expended, plus interest from the date of the expenditure at the rate of nine percent (9%) per annum. Any such payment or performance by the damaged party shall not waive the other party's default.

         D.

28. ATTORNEYS' FEES. In any litigation arising out of this Lease, the prevailing party shall be entitled to recover attorneys' fees at trial and on any appeal.

29. NONWAIVER. Failure by either Lessor or Lessee to promptly enforce any regulation, remedy or right of any kind under this Lease shall not constitute a waiver of the same and such right or remedy may be asserted at any time after Lessor or Lessee, as applicable, becomes entitled to the benefit thereof notwithstanding delay in enforcement.

30. ENVIRONMENTAL CONCERNS. In the event any material and/or substance contained within the Building or on or under the land upon which the Building is located is determined to be "hazardous" by any federal, state or local law, and subject to the following sentence, Lessor shall assume all liability for the removal and damage caused by the material and/or substances. Except in the ordinary course of business in compliance with applicable laws governing the use of hazardous substances and in such quantities as may be permitted under such applicable laws, Lessee shall not cause or permit any hazardous materials to be brought upon the Building or Premises; provided, however, that as to hazardous substances brought upon the Building or Premises by Lessee or any employees or agents of Lessee (whether or not in compliance with applicable laws), Lessee shall


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indemnify and hold harmless Lessor from and against any and all damages resulting from the presence of such hazardous materials in the Building or Premises.

31. PARKING. Lessor, at no additional expense to Lessee, should provide twenty-two (22) nonexclusive parking stalls within the parking lot located adjacent to the Building.

32. RENEWAL OPTIONS. Provided that Lessee is not in default under this Lease, Lessee shall have the option to renew this Lease for two successive terms of two years each. All terms and conditions of this Lease shall remain the same during the renewal terms except for monthly rent, which shall he adjusted to fair market rental value of the Premises as of the renewal date. The option shall be exercised by written notice of Lessor not less that ninety (90) days prior to the last day of the original term. If parties fail to agree on fair market rent, rent shall be determined by a third party mutually acceptable to Lessor and Lessee, the cost of which shall be shared equally. The decision of the third party will be final and binding upon the parties.

33. LESSEE RIGHT TO PURCHASE. In the event that Lessor desires to sell the Building, Lessor agrees to give Lessee or its assignee, a right to purchase the Building before offering the Building for sale to the public. Accordingly Lessor agrees that, for a period of twenty (20) days after Lessor advises Lessee of its good faith desire to sell the Building, it shall negotiate exclusively with Lessee or its assignee with respect to the terms and conditios on which such a sale would occur. In the event Lessor and Lessee or its assignee are able to reach agreement within said twenty (20) day period they shall proceed in good faith and with all reasonable diligence to agree on the terms of a Purchase and Sale Agreement and to consummate said transaction. In the event either Lessor and Lessee or its assignee are unable to agree upon the terms and conditions of said purchase within said initial twenty (20) day period or are subsequently unable to agree in the terms of a Purchase and Sale Agreement or to consummate the purchase and sale transaction (other than as a result of the failure of Lessor to negotiate in good faith) Lessor shall be free to sell the Building to a third party and neither Lessor shall have any further obligations to Lessee under this Paragraph 33 nor shall Lessee have any further rights under this Paragraph 33 with respect to the purchase and sale of the Building; provided, however, that any sale of the Building to a third party shall be subject to Lessee's leasehold rights under this Lease.

34. RIGHT OF FIRST REFUSAL. In the event at anytime during 1997, any or all the offices identified on Exhibit D are vacated by their current occupants, who the parties acknowledge and agree are Lee Zinsli. Kathy Sego and Tony Golda, Lessor shall advise Lessee in writing that said offices are available for the occupancy of Lessee and Lessee have the right at anytime during the remainder of 1997 (whether or not Lessor has otherwise put said offices to use) to advise Lessor of its desire to lease the relevant office(s) for the same rent per square foot as Lessee is then paying for the Premises under the terms of this Lease. In the event Lessee fails to exercise the right of first refusal granted hereunder during 1997, Lessor shall then be permitted to lease the affected office(s) to any other party without any further obligation to Lessee.

35. OREGON LAW. The law of the State of Oregon shall govern and control the terms of this Lease.

36. CONSTRUCTION. This Lease Agreement shall be construed as if drafted by both Lessor and Lessee jointly.

37. TIME IS OF THE ESSENCE. Time is of the essence of this Lease and each and every provision hereof.

38. ENTIRE AGREEMENT. This Lease and the attached Exhibits, constitute the entire agreement of the parties and supersede all prior written and oral agreements and representations. This Lease shall not be modified or amended except by written agreement signed by both parties.

39. LANDLORD LIABILITY. Notwithstanding anything to the contrary in this Lease, Lessee's sole recourse against Lessor is to the interest of Lessor in the Premises and the Building. Lessee shall not have the right to satisfy any judgment against Lessor from any other assets of Lessor; provided, however, that this paragraph shall not limit Lessee's right to seek injunctive relief or specific performance against Lessor. For the purposes of this paragraph, the term "Lessor" shall include any successor in interest to Lessor, and any shareholders, directors, officers or employees thereof.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this instrument to be executed as of the date first above written, by their respective officers or parties thereunto duly authorized.


             LESSOR:                   BRIM, INC.


                                       By: /s/ Martin S. Rash
                                           --------------------------
                                       Name:  Martin S. Rash
                                       Its:   President



             LESSEE:                   ENCORE SENIOR LIVING, LLC


                                       By: /s/ James Williams
                                           --------------------------
                                       Name:  James Williams
                                       Its:   President

                                    EXHIBIT A

                                    PREMISES


Lots 14 and 15, Hudson Acres, as shown and recorded in Plat Book 804, Page 15, in the public records of County of Multnomah, State of Oregon.

                                    EXHIBIT B

                     CONFIRMATION OF LEASE COMMENCEMENT DATE


         Lessor and Lessee do hereby confirm that the Term of the foregoing Lease commenced on ___________, 1996.

                                       Brim, Inc.


                                       By: ___________________________
                                       Its: __________________________


                                       Encore Senior Living, LLC

                                       By: ___________________________
                                       Its: __________________________

                                    EXHIBIT C

                       SPACE SUBJECT TO LEASE RESTRICTIONS


                            [SEE ATTACHED FLOOR PLAN]

                                    EXHIBIT D

                          RIGHT OF FIRST REFUSAL SPACE


                            [SEE ATTACHED FLOOR PLAN]